SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549



                            FORM 8-K

                        CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                          of 1934



Date of Report (Date of earliest event reported):  October 26, 2000
                                                   ----------------


                    MODINE MANUFACTURING COMPANY
-------------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373             39-0482000
---------------------      --------------     -------------------
   (State or other          (Commission         (I.R.S. Employer
   jurisdiction of          File Number)      Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin               53403
-------------------------------------------       -----------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
                                                 --------------


                         NOT APPLICABLE
-------------------------------------------------------------------------
      (Former name or former address, if changed since last report.)



              An Exhibit Index appears on Page 2 herein.





                       Page 1 of 5 pages

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Item 5.   Other Information.
          -----------------

     On October 26, 2000, Modine Manufacturing Company appointed Ernest T. Thomas to the position of Senior Vice President and Chief Financial Officer, replacing Alan D. Reid, Vice President and Chief Financial Officer who is retiring from the company.

     A copy of the news release is attached hereto as Exhibit 20.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)    Exhibits.
            --------

Reference Number
per Item 601 of
Regulation S-K                                                    Page
----------------                                                  ----

      1             Not applicable.

      2             Not applicable.

      4(a)          Rights Agreement dated as of
                    October 16, 1986 between the
                    Registrant and First Chicago Trust
                    Company of New York [formerly the
                    First National Bank of Chicago]
                    (Rights Agent) (filed by reference
                    to the Exhibit contained in the
                    Registrant's Annual Report on Form
                    10-K for the fiscal year ended
                    March 31, 1997).

      4(b)(i)       Rights Agreement Amendment No. 1
                    dated as of January 18, 1995
                    between the Registrant and First
                    Chicago Trust Company of New York
                    (Rights Agent) (filed by reference
                    to the Registrant's Annual Report
                    on Form 10-K for the fiscal year
                    ended March 31, 2000).

      4(b)(ii)      Rights Agreement Amendment No. 2
                    dated as of January 18, 1995
                    between the Registrant and First
                    Chicago Trust Company of New York
                    (Rights Agent) (filed by reference
                    to the Registrant's Annual Report
                    on Form 10-K for the fiscal year
                    ended March 31, 2000).

Reference Number
per Item 601 of
Regulation S-K                                                    Page
----------------                                                  ----

      4(b)(iii)     Rights Agreement Amendment No. 3
                    dated as of October 15, 1996
                    between the Registrant and First
                    Chicago Trust Company of New York
                    (Rights Agent) (filed by reference
                    to the exhibit contained within the
                    Registrant's Quarterly Report on
                    Form 10-Q dated December 26, 1996).

      4(b)(iv)      Rights Agreement Amendment No. 4
                    dated as of November 10, 1997
                    between the Registrant and Norwest
                    Bank Minnesota, N.A., (Rights
                    Agent) [now known as Wells Fargo
                    Bank Minnesota, N.A.] (filed by
                    reference to the exhibit contained
                    within the Registrant's Quarterly
                    Report on Form 10-Q dated
                    December 26, 1997).

                    Note:  The amount of long-term debt
                    ----
                    authorized under any instrument
                    defining the rights of holders of
                    long-term debt of the Registrant,
                    other than as noted above, does not
                    exceed ten percent of the total
                    assets of the Registrant and its
                    subsidiaries on a consolidated
                    basis.  Therefore, no such
                    instruments are required to be
                    filed as exhibits to this Form.
                    The Registrant agrees to furnish
                    copies of such instruments to the
                    Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing
                    Manufacturing Company dated
                    October 26, 2000                               5

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.

*Filed herewith.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2000.

                           MODINE MANUFACTURING COMPANY


                           By:  D. R. JOHNSON
                              ---------------------------------
                              D. R. Johnson, President
                                 and Chief Executive Officer


                           By:  W. E. PAVLICK
                              ---------------------------------
                              W. E. Pavlick, Senior Vice
                              President, General Counsel,
                                 and Secretary